Exhibit 99.4

Andrew Kerin

President

ARAMARK

HEALTHCARE AND EDUCATION

Higher Education

ARAMARK in Higher Education

Facility Services

Comprehensive Facility Management Building Maintenance Custodial Grounds Energy Management Capital Project Management Building Commissioning

Dining Services

Master Planning Culinary Development Venue Design Residential, Retail and Catering Services

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Higher Education Platform

Enabling the Mission

Institutional Goals

Competitive Differentiation

Distinctive Environments

and Experiences

Growth and Optimization

Transformation

Lifelong Connection

Delivered Outcomes

Enhance the Institutional Brand Cater to the Gen Y Student 21st Century Living and Learning Environments Enhanced Institutional Assets Showcasing the Institution: Donors, Alumni, Parents

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

ARAMARK
Investor Day 2005

Higher Education Opportunity

Redefine Opportunity

- Total facilities maintenance and operations budget
- Total student spend on dining

Strategies to Penetrate Opportunity

- New account acquisition
- Existing client service expansion
- Increase customer share at existing accounts

Target Opportunity: $40 billion


Dining Services
Facility Services
ARAMARK Current
ARAMARK Untapped
Competitors Current
Competitors Untapped
Self-Op Current
Self-Op Untapped
ARAMARK Current
ARAMARK Untapped
Competitor Current
Competitor Untapped
Self-Op

Data based on 1,600 4-year higher-ed institutions

Sources: GeoStrategy Competitive Analysis, June 2004
Chronicle of Higher Ed Almanac 2004,
American School and University M&O Spending Issue 2004

5

Business, Sports and Entertainment | Education and Healthcare | International | Uniforms and Career Apparel

New Account Acquisition

Segmentation and Targeting

Segmented sales force with

focus on self-op

Propensity to change

research

Senior-level entry point

Industry

Positioning/Messaging

Awareness building campaign

Thought leadership

Industry presence

Convert the self-operation

Capture competitor share

New Account Opportunity: $17 billion—1,600 Accounts

Dining Services Facility Services

Competitor

Self-Op

Competitor

Self-Op

Source: AS&U Privatization Study

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Existing Client Service Expansion

Cross-Sell: Food and Facility

The President’s Challenge

Segmentation and targeting

Facility Services Expansion

Enterprise teams

Asset management services

Technical services

Comprehensive facility management

Cross-Sell Opportunity: $4 billion

Facility Services Expansion Opportunity: $1.2 billion

Dining

Facility

Current Client Revenue

Facility Service Expansion

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Increased Consumer Spend at Existing Accounts

ARAMARK
Investor Day 2005

- Convenience Retailing
- Customer Loyalty Program
- MarketMATCH
  Master Planning
- Enhanced POS Solutions
- eCommerce
  Web Sites

Annual Consumer Spend - $4.5 billion
Uncaptured Opportunity - $3.3 billion


Uncaptured Resident Spend
Uncaptured Non-Resident Spend
Captured Spend

During the academic year:
Average resident spend on food, convenience, grocery items = $3,502
Average non-resident spend on food, convenience, grocery items = $1,667

Source: Spring 2004 Student Spend DiningStyles Survey

8
Business, Sports and Entertainment | Education and Healthcare | International | Uniforms and Career Apparel

K-12 School Districts

ARAMARK in K-12 School Districts

Food Services

Facility Services

Vending/ Uniforms

Building Commissioning

Construction Management

Grounds

Concessions

Satellite Feeding

National School Breakfast Program

Maintenance

Uniforms

Energy

Catering

Vending

National School Lunch Program

Custodial

Nutrition Programs

Central Food Production

On-Site- Retail Concepts

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

K-12 Platform

Partners for Progress

Institutional Goals

Student Achievement Budget Management Service Excellence Employee Development Community Engagement

Delivered Outcomes

District Pride

Resource Optimization Student Satisfaction

Improved Learning Environment Improved Student Nutrition Motivated Employees

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

K-12 Opportunity

Strategies to Penetrate

Self-Operation Conversion

Expand Services with Current Clients

Capture Untapped Student Spend

Sources: NCES, Census Data 2002

Chronicle of Higher Ed Almanac 2004,

American School and University M&O Spending Issue 2004

Total Opportunity: $36 billion

Food Services Facility Services

ARAMARK

Current

ARAMARK Untapped

Competitor Current

Competitor Untapped

Self-Op

Competitor Untapped

Competitor Current ARAMARK

Untapped

ARAMARK

Current

Self-Op Current

Self-Op Untapped

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

New Client Acquisition

Strategies for Converting the Self-Op

Segmentation and Targeting

Enrollment and square footage

High demographic growth

States legislatively open to outsourcing

Awareness-Building Campaign Thought Leadership Industry Association Presence

Self- Op Opportunity: $29 billion

Food Services

Outsource

Self-Operate

Outsource

Self-Operate

Facility Services

Source: AS&U Privatization Study

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Existing Client Service Expansion

Cross-Sell: Food and Facilities

The President’s Challenge

Facility Services Expansion

Total Facility Management

Property Management

Additional Technical Services

Cross-Sell Opportunity: $2 billion

Facility Services Expansion Opportunity: $800 million

Food Opportunity

Facility Opportunity

Current Client Revenue

Facility Up-Sell Opportunity

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Increasing Student Spend at Existing Accounts

Strategies

Attract non-user participation Increase frequency of current users Additional day parts

Key Initiatives

Retail dining concepts

Promotions: Celebrity Lunch Lady

Java City, smoothies, catering

Pre-pay debit card and POS technology

Customer Expansion Opportunity: $2.6 billion

1

2

Mid-PM Snack

3

4

After-School Snack

5

6

7

8

Breakfast

Lunch

9

10

Mid-AM Snack

11

12

Source: ARAMARK research 2004. 2005

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Healthcare

ARAMARK in Healthcare

Uniform Services

Apparel One—Total uniform solution Galls public safety

Food Services

World Class Patient Services Café dining Retail management JAVA City Small site solutions Convenience stores Vending Office coffee Office services

Medical Office Buildings and Labs

Senior Living

Main Hospital

Specialty Hospital

Facility Services Programs

Environmental Services Laundry and Linen Central Transportation Patient Service Associates Facility Operations Management Energy Management Grounds Maintenance Capital Program Management Strategic Facilities Planning Supply Chain Management

Clinical Technology Services

Maintenance management services Life-cycle management advisory services Capital Asset Protection Program Regional shared services Network technologies parts sourcing

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Best Environments, Best Care

Institutional Goals

Quality Care

Competitive Advantage Employer of Choice Patient/Employee Satisfaction Resource Optimization

Delivered Outcomes

Distinctive Environments and Experiences

Patient Satisfaction Employee Satisfaction Improved Throughput

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Healthcare Opportunity

Self-Op Conversion Strategy

Enterprise sales force

Thought leadership platform

Client intimacy

Differentiation Strategy

Comprehensive portfolio with best-in-class delivery

Patient centered platform

Enabling environments

Total Opportunity : $36B

ARAMARK

Share

Other Share

Non-Target

Untapped Consumer Spend

Self-Op Potential

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Share of Client Spend —Service Expansion

Mission One Strategy

Vertical sales force Base business build-out toolkit Cross training of on-site teams President’s Challenge

Service Expansion Opportunity: $7 Billion

ARAMARK

Today

Food

Facility

CTS

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Share of Customer

Strategies:

Additional day parts Outpatients/visitors

Speed and convenience for employees

Outcomes:

Small site solutions (Bakery Cafes) Specialty coffee solutions Catering

WebFood remote kiosk and ordering system Convenience retailing and gift shops Credit card and payroll deduct

* Customized, proprietary psychographic segmentation

Sources: Internal surveys; National Restaurant Association 2005 Industry Forecast

Healthcare Customer Share 5.1 weekly opportunities per customer

Off-site Skip

Bring From Home

On-site $1 billion base growth opportunity

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Enterprise and Service Expansion Results

Today: 1,300 Healthcare Clients

Facilities

Clinical Technology

Food

4%

We provide food, facilities and CTS for only 4% of our Healthcare clients

2004 New Business:

90% Enterprise or Vertical Service Expansion

New single service to new client

New service to existing client

New multiple service to new client

Vertical service expansion

Enterprise

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms and Career Apparel

Questions and Answers